Endorsement / Spokesperson / Consulting Agreements	12 Months Ended
Dec. 31, 2012
Marketing and Advertising Expense [Abstract]
Endorsement / Spokesperson / Consulting Agreements

Note 2 – Endorsement / Spokesperson / Consulting Agreements

The Company is obligated under various endorsement, spokesperson and consulting agreements with varying original terms ranging from one to three years. These endorsers, spokespersons and consultants are generally paid a monthly fee for their services, including promotion and marketing activities per the agreements. All of these agreements may be terminated by either party upon breach or default in the terms of the agreements. The Company expensed $232,248 and $71,426 under these agreements in 2012 and 2011, respectively.

Future payments of the above mentioned contracts will run through 2013, for a total expense of $110,333.